UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam High Yield Fund

Semiannual report
5 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Semiannual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 9, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/18. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

4 High Yield Fund

Paul, how would you describe the high-yield bond market during the period?

High-yield bonds gained 5.09% for the six-month period, as measured by the JPMorgan Developed High Yield Index. This result handily outpaced the results of high-yield bank loans and U.S. stocks, but trailed the broad investment-grade fixed-income market.

The asset class began the year strongly after a volatile final quarter of 2018. With investors shedding conservatism and embracing risk assets, the index rose 8.9% for the year-to-date period through April, its best opening four-month stretch since 2009. Investor sentiment improved markedly following comments from Federal Reserve Chair Jerome Powell that mild inflation would give the central bank greater flexibility to set policy in 2019. Market participants also welcomed Powell’s announcement that the Fed was not on a “preset” path to push its benchmark rate higher, after hiking rates every quarter in 2018. Better-than-expected corporate earnings, a rebound in oil prices, and progress in U.S.–China trade talks were additional factors fueling the recovery.

The tide turned somewhat in May, as high-yield securities registered negative performance

High Yield Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/19. Short-term investments, and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

amid heightened trade tensions and deteriorating global growth data. Declining oil prices late in the month also weighed on the asset class.

Within the index, CCC-rated bonds slightly outperformed mid-tier B-rated and higher-quality BB-rated bonds, although returns were in a tight range. By industry, all cohorts posted gains, led by housing (+8%), utilities (+7%), and cable & satellite (+7%). By contrast, energy (+1%), metals & mining (+4%), and automotive (+4%) lagged the index.

The fund trailed its benchmark but slightly outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Security selection in financials and broadcasting, along with an overweight allocation in housing, provided the biggest boost versus the benchmark. Conversely, underweight exposure to food & beverages, consumer products, and transportation dampened relative performance.

Which individual holdings contributed to relative performance?

An overweight position in iHeartMedia, the nation’s largest radio broadcaster, was the top relative contributor. In April, the firm announced plans for a $100 million initial public stock offering [IPO]. It intends to use the proceeds to pay down debt. However, the company must first exit bankruptcy protection, which it entered in March 2018.

A greater-than-benchmark allocation to Community Health Systems was another notable contributor this period. The hospital operator posted above-consensus earnings for 2018’s fourth quarter, and announced plans to continue its asset-divestiture program in an effort to strengthen its balance sheet.

Not owning two underperforming index members, energy exploration and production companies Ultra Resources and Jones Energy, also aided results versus the benchmark.

Which investments weren’t as productive this period?

Oil and gas producer Alta Mesa Resources was a disappointment. The company laid off roughly one fourth of its workforce and wrote down the value of its assets by $3.1 billion due to undisclosed issues with its financial reporting.

We sold the fund’s positions in Alta Mesa Resources during the period.

An underweight position in pet retailer PetSmart also detracted versus the benchmark. In March, PetSmart’s bonds and loans rose on news that the company had agreed to end its dispute with bondholders regarding litigation related to the transfer of the firm’s Chewy subsidiary. The company also announced plans to do an IPO of Chewy and use the proceeds to pay down its debt.

What is your outlook for the coming months?

We evaluate the high-yield market through three lenses: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental environment and the technical backdrop were generally positive, but we had a more neutral outlook toward valuation.

Despite global trade uncertainty, we think the fundamental backdrop for high yield remains supportive, aided by favorable corporate earnings, a strong labor market, and solid U.S. economic growth. Strong exports and inventory investment helped U.S. gross domestic product grow at a 3.1% annual rate in the first quarter. That marked a significant improvement from the last three months of 2018, when the economy grew at a 2.2% rate.

High Yield Fund 7

After-tax corporate profits, without inventory valuation and capital consumption adjustments, fell 0.8% in the first quarter of 2019 from 2018’s fourth quarter — the second-straight quarter of declining profit growth. In our view, weaker earnings growth was attributable to soft global demand, trade uncertainty, and a strong dollar, which makes U.S. exports more expensive. Corporate profits started 2018 strongly, fueled by the tax overhaul that was signed into law in late 2017, but eased as the year progressed. Looking ahead, we think earnings will continue to expand at a reasonably solid clip, but not at the same robust pace we saw in 2018.

Looking at defaults, when distressed exchanges are included in calculating the U.S. high-yield default rate, the figure was 1.4% as of May 31.

Defaults declined materially during the past 12 months and are now at a level last seen in 2014. We think defaults are likely to remain low for an extended period, given the relative financial health of high-yield issuers and the fact that many have refinanced and extended bond maturities into the future.

The market’s technical backdrop improved during 2019, in our view, aided by a combination of modest net new issuance and a return to strong fund inflows. Specifically, net new volume [net of refinancing-related new issuance] was $39.1 billion year to date, only slightly greater than the net volume in the same period in 2018. Meanwhile, flows into retail and exchange-traded funds totaled $10.4 billion, compared with outflows of –$20.8 billion during the same period last year.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

Turning to valuation, we thought high-yield spreads looked fairly valued due to the widening that occurred during May. From an income perspective, the average yield of the fund’s benchmark was 6.78% as of May 31. [Yield spreads are the yield advantage high-yield corporate bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as spreads tighten and fall as spreads widen.]

How was the fund positioned in light of this outlook?

During the period, we reduced risk in the portfolio by continuing to decrease our exposure to CCC-rated credits, while maintaining an overweight allocation to BB-rated bonds.

At the industry level, we favored gaming, lodging & leisure, and financials. Conversely, we had lower-than-benchmark exposure to food & beverages, consumer products, transportation, services, automotive, and health care.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	7.17%	115.48%	7.98%	17.89%	3.35%	18.47%	5.81%	4.26%	4.77%
After sales charge	7.03	106.86	7.54	13.17	2.51	13.73	4.38	0.09	0.58
Class B (5/16/94)
Before CDSC	6.94	102.43	7.31	13.40	2.55	15.87	5.03	3.41	4.51
After CDSC	6.94	102.43	7.31	11.61	2.22	12.87	4.12	–1.54	–0.49
Class C (3/30/07)
Before CDSC	6.92	99.94	7.17	13.55	2.57	16.03	5.08	3.61	4.53
After CDSC	6.92	99.94	7.17	13.55	2.57	16.03	5.08	2.62	3.53
Class M (12/1/94)
Before sales charge	6.88	110.08	7.71	16.34	3.07	17.79	5.61	4.06	4.86
After sales charge	6.78	103.26	7.35	12.56	2.39	13.96	4.45	0.67	1.46
Class R (3/30/07)
Net asset value	6.91	110.14	7.71	16.55	3.11	17.81	5.62	4.06	4.87
Class R6 (5/22/18)
Net asset value	7.35	120.13	8.21	18.87	3.52	19.16	6.02	4.63	5.08
Class Y (12/31/98)
Net asset value	7.37	120.95	8.25	19.31	3.59	19.60	6.15	4.59	5.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

10 High Yield Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
JPMorgan Developed
High Yield Index	—*	154.89%	9.81%	24.40%	4.46%	24.11%	7.47%	5.39%	5.09%
Lipper High Yield
Funds category	7.08%	116.98	8.01	17.75	3.31	19.06	5.98	4.42	4.66
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/19, there were 467, 454, 385, 341, 251, and 14 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.144		$0.123	$0.123	$0.138		$0.138	$0.156	$0.150
Capital gains	—		—	—	—		—	—	—
Total	$0.144		$0.123	$0.123	$0.138		$0.138	$0.156	$0.150
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/18	$5.59	$5.82	$5.43	$5.41	$5.56	$5.75	$5.56	$5.88	$5.88
5/31/19	5.71	5.95	5.55	5.53	5.69	5.88	5.69	6.02	6.03
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.04%	4.84%	4.54%	4.34%	4.85%	4.69%	4.85%	5.18%	4.98%
Current 30-day
SEC yield[2]	N/A	4.82	4.26	4.25	N/A	4.61	4.77	5.39	5.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	7.22%	113.36%	7.87%	19.37%	3.60%	20.25%	6.34%	6.26%	9.72%
After sales charge	7.09	104.82	7.43	14.59	2.76	15.44	4.90	2.01	5.33
Class B (5/16/94)
Before CDSC	6.99	101.08	7.24	15.07	2.85	17.69	5.58	5.48	9.41
After CDSC	6.99	101.08	7.24	13.25	2.52	14.69	4.67	0.48	4.41
Class C (3/30/07)
Before CDSC	6.97	98.08	7.07	15.03	2.84	17.64	5.57	5.51	9.45
After CDSC	6.97	98.08	7.07	15.03	2.84	17.64	5.57	4.51	8.45
Class M (12/1/94)
Before sales charge	6.94	108.47	7.62	18.00	3.37	19.35	6.07	6.07	9.84
After sales charge	6.83	101.69	7.27	14.16	2.68	15.47	4.91	2.62	6.27
Class R (3/30/07)
Net asset value	6.96	108.52	7.63	18.02	3.37	19.38	6.08	6.07	9.85
Class R6 (5/22/18)
Net asset value	7.41	118.29	8.12	20.49	3.80	20.86	6.52	6.71	10.16
Class Y (12/31/98)
Net asset value	7.42	119.06	8.16	20.92	3.87	21.29	6.65	6.67	10.04

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/18	1.03%	1.78%	1.78%	1.28%	1.28%	0.67%*	0.78%
Annualized expense ratio for the
six-month period ended 5/31/19	1.02%	1.77%	1.77%	1.27%	1.27%	0.66%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses shown for class R6 have been annualized.

12 High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.21	$9.02	$9.03	$6.49	$6.49	$3.37	$3.94
Ending value (after expenses)	$1,047.70	$1,045.10	$1,045.30	$1,048.60	$1,048.70	$1,050.80	$1,051.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.14	$8.90	$8.90	$6.39	$6.39	$3.33	$3.88
Ending value (after expenses)	$1,019.85	$1,016.11	$1,016.11	$1,018.60	$1,018.60	$1,021.64	$1,021.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.  Lower-rated bonds may offer higher yields in return for more risk.  Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.  Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

14 High Yield Fund

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Yield Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 17

The fund’s portfolio 5/31/19 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (84.9%)*	amount	Value
Advertising and marketing services (0.2%)
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	$760,000	$769,500
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,209,000	1,239,225
		2,008,725
Automotive (0.4%)
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	5,025,000	5,138,163
		5,138,163
Broadcasting (2.6%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	3,430,000	3,498,600
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	1,615,000	1,723,528
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	2,385,000	2,420,775
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	2,684,000	2,744,390
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	2,031,000	2,083,704
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	3,567,000	3,778,309
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	408,645	424,480
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	740,667	774,923
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	6,500,000	6,548,750
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	1,713,000	1,730,130
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	1,040,000	1,068,600
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,868,000	4,807,150
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,396,925
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,754,000	1,606,261
		34,606,525
Building materials (1.1%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	711,000	722,554
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	1,679,000	1,720,975
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	1,600,000	1,504,000
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	1,004,000	958,820
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,814,965
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,275,000	2,299,502
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,133,106

18 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Building materials cont.
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	$230,000	$219,938
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	3,565,000	3,097,094
		14,470,954
Cable television (5.4%)
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)	4,665,000	4,746,638
Altice Luxembourg SA 144A sr. unsec. notes 10.50%,
5/15/27 (Luxembourg)	2,490,000	2,488,133
Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	2,335,000	2,151,119
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	470,000	484,100
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	2,040,000	2,085,900
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	5,488,000	5,666,360
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	2,632,000	2,636,974
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	3,324,000	3,446,573
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	4,130,000	4,159,736
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,507,627
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,050,000	1,119,563
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	1,830,000	1,946,663
CSC Holdings, LLC 144A sr. unsec. notes 5.125%, 12/15/21	1,034,000	1,031,415
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.875%, 10/15/25	1,924,000	2,183,836
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	7,310,000	7,785,150
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	3,060,000	3,052,350
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	6,965,000	6,261,883
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	744,494
Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	1,800,000	1,849,500
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,728,000	2,816,660
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	2,400,000	2,412,000
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 5.75%, 1/15/25 (United Kingdom)	2,501,000	2,533,826
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%,
1/15/27 (Netherlands)	2,215,000	2,151,319
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	1,385,000	1,350,375
		70,612,194
Capital goods (6.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	3,606,000	3,457,253
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27 ##	1,630,000	1,642,209

High Yield Fund 19

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Capital goods cont.
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	$1,331,560	$1,284,955
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	3,880,000	4,035,200
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	1,530,000	1,515,006
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,985,000	3,070,765
Berry Global, Inc. 144A notes 4.50%, 2/15/26	805,000	760,886
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	997,000	1,076,760
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	2,575,000	2,470,391
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	3,730,000	3,683,375
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	2,471,000	2,548,219
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	1,590,000	1,598,745
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	2,482,000	2,792,250
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	2,335,000	2,382,914
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	3,510,000	3,694,275
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	5,415,000	5,205,169
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	1,637,000	1,694,295
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	450,000	459,000
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	2,230,000	2,224,425
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	1,498,000	1,471,785
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	3,935,000	3,866,138
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	1,540,000	1,582,350
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	5,235,000	5,026,176
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	3,180,000	3,051,846
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	4,507,000	4,687,280
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	1,989,000	2,013,863
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	1,469,000	1,309,246
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	808,000	801,940
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	3,836,000	3,749,690
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	4,713,000	4,813,151
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	1,298,000	1,278,530
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	985,000	955,450
		80,203,537

20 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.		amount	Value
Chemicals (3.8%)
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡		$1,935,000	$1,896,300
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)		2,865,000	2,807,700
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24		3,280,000	3,263,600
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43		3,140,000	2,692,550
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23		910,000	884,975
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		1,889,000	1,709,545
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		1,781,000	1,781,000
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		5,175,000	4,890,375
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26		5,776,000	5,790,440
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22		700,000	730,437
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		3,081,000	2,942,355
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		1,900,000	1,900,000
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		2,930,000	2,900,700
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)		3,945,000	3,856,238
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
Ser. REGS, 6.50%, 10/1/26 (Netherlands)	EUR	500,000	549,649
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		$2,745,000	2,771,328
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,745,000	2,835,145
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		1,215,000	1,099,575
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		4,492,000	4,694,140
			49,996,052
Commercial and consumer services (1.5%)
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		2,250,000	2,289,375
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		3,095,000	3,118,213
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		1,145,000	1,202,250
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		3,573,000	3,778,448
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		675,000	677,531
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		678,000	640,710
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		3,471,000	3,245,385

High Yield Fund 21

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Commercial and consumer services cont.
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	$876,000	$882,938
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	3,448,000	3,474,481
		19,309,331
Construction (2.2%)
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	1,175,000	1,210,250
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	2,879,000	2,721,576
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,470,000	3,491,688
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	3,093,000	3,089,134
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	540,000	545,400
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	3,340,000	3,398,483
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	874,225
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,215,000	1,233,225
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,735,425
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	2,260,000	2,180,900
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	3,119,000	2,818,796
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	2,893,000	2,914,698
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	2,739,000	2,786,933
		29,000,733
Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,195,000	2,227,815
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	115,000	117,300
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	2,065,450
		4,410,565
Consumer staples (4.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	3,745,000	3,670,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,565,000	1,566,956
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	2,685,000	2,654,794
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	2,010,000	2,100,450
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	3,352,000	3,368,760
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	395,000	405,863
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	990,000	962,775

22 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Consumer staples cont.
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	$3,250,000	$2,762,500
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	200,000	208,500
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	815,000	817,038
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	2,557,000	1,892,180
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	1,075,000	1,081,719
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	3,345,000	3,365,906
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	4,185,000	4,153,613
IAA Spinco, Inc. 144A sr. unsec. notes 5.50%, 6/15/27 ##	435,000	441,521
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	3,362,000	3,349,393
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	2,765,000	2,793,701
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	2,765,000	2,799,563
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	1,780,000	1,744,400
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	3,385,000	3,393,463
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	861,000	859,665
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	3,058,000	3,065,645
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	2,520,000	2,489,029
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	3,145,000	3,302,250
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	1,130,000	1,228,999
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	2,130,000	2,074,383
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	4,010,000	3,288,200
		59,841,366
Energy (oil field) (1.1%)
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	2,962,000	3,036,050
Ensco Rowan PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	1,923,000	1,427,828
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	4,135,000	3,363,616
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	340,000	298,248
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	1,085,000	1,074,150
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	1,188,000	784,080
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	1,924,000	1,433,380
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	2,190,000	219
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	4,230,000	423

High Yield Fund 23

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Energy (oil field) cont.
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	$2,040,000	$2,091,000
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	675,000	689,344
		14,198,338
Entertainment (1.8%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	545,000	478,973
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	1,337,000	1,173,218
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	2,885,000	2,621,744
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,845,463
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	5,805,000	5,469,935
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	955,000	957,388
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	3,135,000	3,221,213
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	4,635,000	4,621,512
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	3,055,000	3,017,424
		23,406,870
Financials (8.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	3,730,000	3,762,638
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	2,824,000	2,880,480
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	8,622,000	10,928,385
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	3,065,550
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,737,000	2,084,400
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	1,010,000	1,080,700
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,635,000	1,778,063
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	3,505,000	3,649,581
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	2,907,000	3,070,897
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	1,520,000	1,535,200
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	2,405,000	2,489,175
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	1,685,000	1,746,081
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	1,115,000	1,156,813
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	2,400,000	2,418,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	1,812,000	2,335,215
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	4,490,000	4,501,225

24 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.		amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)		$1,407,000	$1,460,583
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		2,043,000	1,700,798
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		1,631,000	1,365,963
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		2,130,000	2,244,488
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,221,000	1,290,841
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)		2,044,000	2,123,512
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		2,782,000	2,735,819
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		2,045,000	2,096,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,985,000	2,022,219
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		1,757,000	1,772,374
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26		847,000	840,648
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		1,265,000	1,277,650
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity		1,000,000	1,044,000
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,030,000	2,233,234
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	812,825
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,395,000	4,416,975
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R		1,370,000	1,414,525
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		1,100,000	1,036,750
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		665,000	654,194
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		2,060,000	2,054,850
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		1,087,000	1,079,413
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		3,860,000	3,623,575
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		3,745,000	4,784,238
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,800,000	1,833,187
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)		650,000	674,954
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26		1,090,000	1,142,811
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28		1,185,000	1,199,836

High Yield Fund 25

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	$2,849,000	$2,969,228
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	3,010,000	2,979,900
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	2,485,000	2,354,538
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	2,350,000	2,209,000
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	3,092,000	2,999,240
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	3,758,000	3,457,360
		114,388,056
Forest products and packaging (2.3%)
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27 ##	1,090,000	1,101,336
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	4,711,000	4,711,000
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	3,680,000	3,597,568
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	4,195,000	4,038,107
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	2,842,000	2,856,210
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	2,361,000	2,378,708
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	1,385,000	1,436,938
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	1,790,000	1,825,800
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	1,280,000	1,260,480
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)	520,000	546,000
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	5,428,000	6,228,630
		29,980,777
Gaming and lottery (3.0%)
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	1,120,000	1,131,200
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	1,095,000	1,127,960
Cirsa Finance International SARL 144A sr. notes 7.875%,
12/20/23 (Luxembourg)	1,315,000	1,362,366
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	4,480,000	4,381,440
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	400,000	414,000
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	1,582,000	1,637,370
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	5,190,000	5,566,275
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	4,136,000	4,232,989
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	2,320,000	2,273,600
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	4,230,000	4,267,013
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	3,612,000	3,788,085

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Gaming and lottery cont.
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	$3,260,000	$3,278,386
Twin River Worldwide Holdings, Inc. 144A sr. unsec. notes
6.75%, 6/1/27	945,000	959,033
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	4,977,000	4,729,145
		39,148,862
Health care (8.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	5,170,000	4,859,800
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	3,120,000	2,184,000
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26	2,650,000	2,869,453
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	2,780,000	2,925,950
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	885,000	890,124
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	2,345,000	2,523,806
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	2,090,000	2,079,550
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	1,045,000	1,033,244
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	5,525,000	5,383,422
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	3,475,000	3,629,203
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,155,000	1,194,224
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27	835,000	842,828
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	3,320,000	3,465,682
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,910,000	1,928,546
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	1,160,000	1,203,152
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	9,350,000	8,903,070
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	4,391,000	2,920,015
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	1,115,000	1,068,170
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	2,110,000	1,576,803
Eagle Holding Co. II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	635,000	638,969
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.272%, 8/28/23	1,050,000	1,101,871
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	581,875
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	1,101,000	787,215
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	3,189,664
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	2,330,000	2,475,157
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	1,115,000	1,225,106
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,840,000	1,953,859

High Yield Fund 27

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Health care cont.
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	$1,215,000	$1,201,331
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,735,000	3,791,772
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	3,215,000	2,057,600
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,395,000	2,442,182
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	664,138
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	6,020,000	5,613,650
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	2,230,000	2,157,525
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	3,210,000	3,265,437
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	905,000	907,263
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	4,080,000	4,182,000
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	2,030,000	2,035,075
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	1,395,000	1,384,817
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	3,585,000	3,682,871
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	3,008,000	3,144,503
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	1,110,000	1,132,200
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	3,275,000	2,943,406
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes zero %, 4/15/24 (Israel)	2,110,000	1,945,842
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,636,722
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	870,000	891,489
		108,514,581
Homebuilding (1.7%)
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	4,185,000	4,132,688
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,569,000	1,665,101
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	2,778,000	2,847,450
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	1,082,000	1,098,230
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	4,768,000	5,602,400
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	665,000	634,969
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	2,941,000	2,912,090
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	3,826,000	3,749,480
		22,642,408

28 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Lodging/Tourism (0.7%)
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	$3,680,000	$3,701,307
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	750,000	752,813
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	2,680,000	2,626,400
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	2,060,000	2,085,750
		9,166,270
Media (1.1%)
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	3,289,000	3,305,445
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	2,220,000	2,275,500
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,452,000	1,414,030
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	4,226,000	4,179,937
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,598,075
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	775,000	785,656
		14,558,643
Metals (3.6%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,222,000	2,332,456
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	1,385,000	1,374,197
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,704,000	1,876,531
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	2,810,000	3,201,751
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	4,775,000	4,966,000
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	211,000	205,725
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	925,000	920,375
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	1,104,000	1,112,280
Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (Netherlands)	1,685,000	1,716,594
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	960,000	858,000
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	2,245,000	1,916,557
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	2,441,000	2,550,845
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,216,000	1,037,248
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,610,000	2,590,425
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,283,000	1,353,565

High Yield Fund 29

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Metals cont.
Kinross Gold Corp. company guaranty sr. unsec. unsub. notes
5.95%, 3/15/24 (Canada)	$470,000	$499,375
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	907,000	775,485
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	4,688,000	4,567,893
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,515,000	3,594,088
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,215,000	1,242,338
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	480,000	474,600
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,548,105
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	235,000	237,644
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	450,000	450,291
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	3,235,000	3,154,125
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	2,952,000	3,103,290
		47,659,783
Oil and gas (9.6%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	4,335,000	4,540,913
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,210,000	1,196,388
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	2,845,000	2,699,194
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,350,000	1,333,125
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	2,028,000	2,151,992
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	885,000	829,422
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	1,100,000	1,031,250
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	1,007,000	956,650
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,530,000	1,067,175
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,895,000	2,120,031
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	850,000	947,495
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	5,067,000	5,447,025
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	3,210,000	3,322,414
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	1,131,000	1,000,935
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	3,006,000	2,765,520

30 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Oil and gas cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	$2,298,000	$2,200,335
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	3,258,000	2,508,660
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	4,302,000	3,828,780
DCP Midstream Operating LP company guaranty sr. unsec. sub.
notes 5.125%, 5/15/29	610,000	615,338
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	70,000	72,800
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	2,893,000	2,979,790
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	3,174,000	3,086,715
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	885,000	767,738
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	5,780,000	6,011,200
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	831,000	845,543
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	4,415,000	4,558,488
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	1,615,000	1,631,150
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	737,000	805,416
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.50%, 6/1/27	1,343,000	1,452,658
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	6,470,000	5,984,750
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	1,415,000	1,199,213
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	4,330,000	4,459,900
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	4,254,000	4,370,985
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	2,939,000	2,637,753
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	537,000	479,273
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	1,985,000	1,751,763
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	3,180,000	3,059,796
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,230,000	1,345,153
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	1,062,000	831,015
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	1,340,000	1,159,100
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	715,000	688,188
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	2,495,000	2,415,210

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Oil and gas cont.
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	$2,280,000	$2,006,400
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	3,250,000	3,079,375
Range Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/15/23	845,000	789,019
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	225,000	213,750
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	1,985,000	1,965,150
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	875,000	770,000
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	2,713,000	2,373,875
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	15,000	13,395
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	248,000	239,940
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	3,290,000	3,273,550
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,545,000	1,486,599
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	705,000	751,266
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	1,115,000	1,161,217
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	1,663,200	1,663,200
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	1,230,000	1,265,363
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	1,865,000	1,848,681
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	1,150,000	951,625
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	84,000	86,306
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	1,316,000	1,274,875
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	1,199,000	1,097,085
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	734,000	1,032,521
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	1,406,000	1,833,781
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	1,592,000	1,755,180
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	2,110,000	2,092,856
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	542,000	549,967
		126,731,215
Publishing (0.2%)
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	3,160,000	3,254,484
		3,254,484
Regional Bells (0.6%)
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	6,215,000	3,915,450
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	4,501,000	4,320,960
		8,236,410

32 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Retail (0.7%)
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	$2,935,000	$2,964,350
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,955,000	1,935,450
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,576,425
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,399,780
		9,876,005
Technology (4.5%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	8,845,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	3,967,000	3,709,145
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,020,000	1,017,450
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	675,000	678,375
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	7,435,000	8,034,335
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	2,663,000	2,806,560
First Data Corp. 144A notes 5.75%, 1/15/24	3,091,000	3,164,411
First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,935,000	1,958,955
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	1,036,000	898,958
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	2,525,000	2,554,164
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	3,320,000	4,181,786
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	2,671,000	2,647,629
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	1,785,000	1,816,238
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	5,093,000	5,481,087
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	4,631,000	4,688,888
Star Merger Sub, Inc. 144A sr. notes 6.875%, 8/15/26	1,105,000	1,129,863
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	6,393,000	6,440,948
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	5,563,000	5,354,388
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	2,970,000	2,816,362
		59,379,542
Telecommunications (4.5%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,755,000	1,625,569
Altice France SA 144A sr. bonds 6.25%, 5/15/24 (France)	689,000	700,196
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	5,846,000	5,302,439
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	2,450,000	1,617,000
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	4,397,000	4,605,858
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	900,000	942,831
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	5,796,000	5,057,010

High Yield Fund 33

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Telecommunications cont.
Intelsat Jackson Holdings SA 144A company guaranty sr. unsec.
notes 8.50%, 10/15/24 (Bermuda)	$1,000,000	$972,500
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	5,526,000	5,567,445
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	1,961,000	1,968,354
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	4,814,000	4,800,521
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	3,395,000	3,316,491
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	4,928,000	5,131,280
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	382,950
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,670,000	11,443,575
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	5,900,000	6,202,375
		59,636,394
Telephone (0.9%)
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	3,590,000	3,720,497
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	2,691,000	2,801,170
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	880,000	894,300
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	2,750,000	2,725,085
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	1,145,000	1,129,256
		11,270,308
Textiles (0.2%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 5/15/26	1,155,000	1,134,233
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,148,763
		3,282,996
Transportation (0.2%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	3,185,000	3,216,850
		3,216,850
Utilities and power (3.2%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	5,201,000	5,357,030
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	1,510,000	1,543,975
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	1,610,000	1,624,088
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	1,180,000	1,187,375
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	5,017,000	4,855,051
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,824,000	1,785,368
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	920,000	926,900
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	4,677,000	5,136,880

34 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (84.9%)* cont.	amount	Value
Utilities and power cont.
GenOn Energy, Inc./NRG Americas, Inc. company guaranty sub.
FRN (BBA LIBOR USD 6 Month + 6.50%), 9.044%, 12/1/23	$242,812	$239,777
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,840,000	1,989,500
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	2,327,000	2,475,346
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	1,125,000	1,174,219
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,500,000	1,540,272
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	965,000	976,696
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	2,329,000	2,393,443
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	1,345,000	5,380
Vistra Energy Corp. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	2,125,000	2,235,394
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	1,573,000	1,689,009
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	1,330,000	1,367,839
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	3,590,000	3,679,750
		42,183,292
Total corporate bonds and notes (cost $1,131,758,611)		$1,120,330,229

	Principal
SENIOR LOANS (5.8%)*c	amount	Value
Basic materials (0.1%)
Diamond (BC) BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 5.583%, 9/6/24	$1,452,475	$1,292,703
		1,292,703
Capital goods (0.5%)
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.483%, 5/31/25	1,361,570	1,331,786
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.483%, 3/28/25	2,272,313	2,180,853
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.629%, 11/15/23	2,779,817	2,617,662
		6,130,301
Communication services (0.6%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month +
6.50%), 8.983%, 8/4/25	4,730,000	4,800,950
WideOpenWest Finance, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.68%, 8/19/23	3,204,722	3,118,995
		7,919,945
Consumer cyclicals (2.7%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.485%, 7/2/22	835,215	607,619
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.733%, 2/28/25	1,329,308	1,308,181
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	2,028,270	2,010,522
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.518%, 5/1/26	1,787,751	1,788,496

High Yield Fund 35

	Principal
SENIOR LOANS (5.8%)*c cont.	amount	Value
Consumer cyclicals cont.
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.22%), 5.967%, 3/5/21	$1,878,837	$1,563,193
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	2,770,730	2,639,120
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.592%, 10/16/23	1,374,374	1,356,621
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	4,348,201	4,342,765
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 6.73%, 3/11/22	2,952,312	2,844,552
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.233%, 10/1/25	6,447,840	6,284,342
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	1,915,000	1,646,900
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	1,924,914	1,780,546
Star Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.479%, 2/8/26	1,065,000	1,061,450
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 9.483%, 11/28/22	3,039,525	3,001,531
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.633%, 3/18/26 (Luxembourg)	3,265,000	3,112,975
		35,348,813
Consumer staples (0.4%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.483%, 7/12/24	2,131,570	2,109,589
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.823%, 6/21/24	2,426,413	2,360,699
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 6.129%, 9/7/23	1,740,752	1,404,932
		5,875,220
Energy (0.9%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 10.38%), 12.803%, 12/31/21	2,780,000	2,828,650
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.178%, 12/31/22	2,120,000	2,024,600
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.233%, 4/16/21	812,130	810,100
HFOTCO, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.25%, 6/26/25	2,470,392	2,458,000
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.313%, 5/25/25	4,328	4,266
Lower Cadence Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 6.436%, 5/9/26	1,878,000	1,876,826
Traverse Midstream Partners, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 6.60%, 9/27/24	1,805,925	1,782,448
		11,784,890
Financials (0.1%)
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.483%, 3/24/25	1,151,699	1,151,699
		1,151,699

36 High Yield Fund

	Principal
SENIOR LOANS (5.8%)*c cont.	amount	Value
Health care (0.2%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 6.101%, 4/21/24	$2,428,588	$2,108,823
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.695%, 6/1/25	921,200	889,342
		2,998,165
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.723%, 12/15/24	1,402,301	1,370,749
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.986%, 11/1/24	2,297,000	2,365,910
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.576%, 11/3/23	603,127	557,031
		4,293,690
Total senior loans (cost $79,283,553)		$76,795,426

COMMON STOCKS (1.3%)*	Shares	Value
Advanz Pharma Corp. (Canada) †	15,824	$247,962
Ally Financial, Inc.	88,915	2,566,976
Avaya Holdings Corp. †	100,794	1,267,988
Caesars Entertainment Corp. †	141,105	1,240,313
Cenovus Energy, Inc. (Canada)	131,790	1,080,374
Charter Communications, Inc. Class A †	7,515	2,831,652
CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ∆∆	10,782	1,078
CIT Group, Inc.	45,833	2,178,901
Clear Channel Outdoor Holdings, Inc. †	169,916	863,173
GenOn Energy, Inc.	3,035	485,600
iHeartMedia, Inc. Class A †	68,669	1,115,871
Live Nation Entertainment, Inc. †	17,645	1,073,169
MWO Holdings, LLC (Units) F	918	31,056
Nine Point Energy F	40,508	81,016
T-Mobile US, Inc. †	25,645	1,883,369
Tervita Corp. (Canada) †	2,845	13,492
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	79,488
Tribune Media Co. Class 1C	297,958	163,877
Total common stocks (cost $21,550,129)		$17,205,355

	Principal
CONVERTIBLE BONDS AND NOTES (0.5%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ∆∆	$809,256	$242,777
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	1,148,000	1,054,873
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	2,040,000	2,224,640
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	2,365,000	2,685,565
Total convertible bonds and notes (cost $6,635,422)		$6,207,855

High Yield Fund 37

CONVERTIBLE PREFERRED STOCKS (0.4%)*			Shares	Value
Crown Castle International Corp. Ser. A, 6.875% cv. pfd.			2,296	$2,714,070
EPR Properties Ser. C, $1.438 cv. pfd. R			58,913	1,912,589
Nine Point Energy 6.75% cv. pfd. F			552	110,400
Total convertible preferred stocks (cost $4,146,983)				$4,737,059

U.S. GOVERNMENT AND AGENCY			Principal
MORTGAGE OBLIGATIONS (—%)*			amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
2.50%, 5/1/28 [i]			$26,763	$26,811
				26,811
Total U.S. government and agency mortgage obligations (cost $26,811)				$26,811

			Principal
U.S. TREASURY OBLIGATIONS (—%)*			amount	Value
U.S. Treasury Notes
3.625%, 8/15/19 [i]			$41,000	$41,529
2.00%, 7/31/20 [i]			70,000	70,319
Total U.S. treasury obligations (cost $111,848)				$111,848

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
iHeartMedia, Inc.	5/1/39	$16.75	3,590	$53,850
Total warrants (cost $79,976)				$53,850

		Principal amount/
SHORT-TERM INVESTMENTS (6.5%)*			shares	Value
Putnam Short Term Investment Fund 2.52% L		Shares	84,540,632	$84,540,632
U.S. Treasury Bills 2.461%, 7/25/19 ∆ §			$89,000	88,705
U.S. Treasury Bills 2.452%, 7/11/19 §			$4,000	3,990
U.S. Treasury Bills 2.457%, 8/1/19 §			20,000	19,925
U.S. Treasury Bills 2.419%, 8/8/19 §			607,000	604,449
U.S. Treasury Bills 2.335%, 7/16/19 §			13,000	12,964
U.S. Treasury Bills 2.455%, 7/18/19 §			13,000	12,963
Total short-term investments (cost $85,283,421)				$85,283,628

TOTAL INVESTMENTS
Total investments (cost $1,328,876,754)				$1,310,752,061

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

38 High Yield Fund

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,319,199,202.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $243,855, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $996 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $736,797 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $9,369 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

High Yield Fund 39

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $3,895,253) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	6/19/19	$934,109	$1,078,637	$144,528
Goldman Sachs International
	British Pound	Sell	6/19/19	2,468,449	2,594,635	126,186
State Street Bank and Trust Co.
	Canadian Dollar	Buy	7/17/19	195,835	205,162	(9,327)
WestPac Banking Corp.
	Canadian Dollar	Sell	7/17/19	16,591	16,819	228
Unrealized appreciation						270,942
Unrealized (depreciation)						(9,327)
Total						$261,615

* The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 5/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	B+/P	$(752,513)	$12,500,000	$567,025	6/20/24	500 bp —	$(72,641)
Index						Quarterly
Total		$(752,513)					$(72,641)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

40 High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Capital goods	$13,492	$—	$—
Communication services	4,715,021	—	—
Consumer cyclicals	4,292,526	163,877	—
Energy	1,080,374	1,078	112,072
Financials	4,745,877	—	—
Health care	247,962	—	—
Technology	1,267,988	—	—
Utilities and power	—	79,488	485,600
Total common stocks	16,363,240	244,443	597,672
Convertible bonds and notes	—	6,207,855	—
Convertible preferred stocks	—	4,626,659	110,400
Corporate bonds and notes	—	1,120,324,207	6,022
Senior loans	—	76,795,426	—
U.S. government and agency mortgage obligations	—	26,811	—
U.S. treasury obligations	—	111,848	—
Warrants	53,850	—	—
Short-term investments	—	85,283,628	—
Totals by level	$16,417,090	$1,293,620,877	$714,094

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$261,615	$—
Credit default contracts	—	679,872	—
Totals by level	$—	$941,487	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 41

Statement of assets and liabilities 5/31/19 (Unaudited)
ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $1,244,336,122)	$1,226,211,429
Affiliated issuers (identified cost $84,540,632) (Notes 1 and 5)	84,540,632
Cash	1,355,122
Dividends, interest and other receivables	20,064,618
Receivable for shares of the fund sold	1,461,771
Receivable for investments sold	5,828,053
Receivable for sales of delayed delivery securities (Note 1)	1,090,000
Unrealized appreciation on forward currency contracts (Note 1)	270,942
Prepaid assets	74,535
Total assets	1,340,897,102

LIABILITIES
Payable for investments purchased	12,746,233
Payable for purchases of delayed delivery securities (Note 1)	4,245,000
Payable for shares of the fund repurchased	1,954,647
Payable for compensation of Manager (Note 2)	644,600
Payable for custodian fees (Note 2)	28,585
Payable for investor servicing fees (Note 2)	353,103
Payable for Trustee compensation and expenses (Note 2)	774,642
Payable for administrative services (Note 2)	5,580
Payable for distribution fees (Note 2)	466,966
Distributions payable to shareholders	303
Unrealized depreciation on forward currency contracts (Note 1)	9,327
Payable for variation margin on centrally cleared swap contracts (Note 1)	87,535
Collateral on certain derivative contracts, at value (Notes 1 and 10)	138,659
Other accrued expenses	242,720
Total liabilities	21,697,900

Net assets	$1,319,199,202

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,430,222,564
Total distributable earnings (Note 1)	(111,023,362)
Total — Representing net assets applicable to capital shares outstanding	$1,319,199,202

(Continued on next page)

42 High Yield Fund

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($866,593,771 divided by 151,679,609 shares)	$5.71
Offering price per class A share (100/96.00 of $5.71)*	$5.95
Net asset value and offering price per class B share ($12,148,204 divided by 2,187,534 shares)**	$5.55
Net asset value and offering price per class C share ($29,850,532 divided by 5,402,422 shares)**	$5.53
Net asset value and redemption price per class M share
($77,760,224 divided by 13,670,610 shares)	$5.69
Offering price per class M share (100/96.75 of $5.69)†	$5.88
Net asset value, offering price and redemption price per class R share
($24,955,203 divided by 4,388,986 shares)	$5.69
Net asset value, offering price and redemption price per class R6 share
($14,473,709 divided by 2,403,777 shares)	$6.02
Net asset value, offering price and redemption price per class Y share
($293,417,559 divided by 48,678,118 shares)	$6.03

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 43

Statement of operations Six months ended 5/31/19 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $1,117,256 from investments in affiliated issuers) (Note 5)	$41,990,211
Dividends	220,537
Total investment income	42,210,748

EXPENSES
Compensation of Manager (Note 2)	3,782,614
Investor servicing fees (Note 2)	1,069,533
Custodian fees (Note 2)	17,015
Trustee compensation and expenses (Note 2)	31,832
Distribution fees (Note 2)	1,613,864
Administrative services (Note 2)	25,282
Other	283,835
Total expenses	6,823,975
Expense reduction (Note 2)	(9,040)
Net expenses	6,814,935

Net investment income	35,395,813

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(20,175,835)
Net increase from payments by affiliates (Note 2)	2,323
Foreign currency transactions (Note 1)	50,054
Forward currency contracts (Note 1)	248,933
Swap contracts (Note 1)	818,796
Total net realized loss	(19,055,729)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	48,903,167
Assets and liabilities in foreign currencies	2,051
Forward currency contracts	(86,301)
Swap contracts	(72,641)
Total change in net unrealized appreciation	48,746,276

Net gain on investments	29,690,547

Net increase in net assets resulting from operations	$65,086,360

The accompanying notes are an integral part of these financial statements.

44 High Yield Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/19*	Year ended 11/30/18
Operations
Net investment income	$35,395,813	$76,634,041
Net realized loss on investments
and foreign currency transactions	(19,055,729)	(2,845,785)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	48,746,276	(86,099,438)
Net increase (decrease) in net assets resulting
from operations	65,086,360	(12,311,182)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(22,537,889)	(48,977,921)
Class B	(292,966)	(770,459)
Class C	(789,770)	(2,030,570)
Class M	(1,923,431)	(4,108,659)
Class R	(631,114)	(1,332,977)
Class R6	(366,853)	(342,583)
Class Y	(7,362,479)	(14,600,329)
Decrease from capital share transactions (Note 4)	(29,454,776)	(204,341,679)
Total increase (decrease) in net assets	1,727,082	(288,816,359)

NET ASSETS
Beginning of period	1,317,472,120	1,606,288,479
End of period	$1,319,199,202	$1,317,472,120

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
May 31, 2019 **	$5.59	.15	.11	.26	(.14)	(.14)	$5.71	4.77*	$866,594	.51*	2.62*	17*
November 30, 2018	5.93	.30	(.35)	(.05)	(.29)	(.29)	5.59	(.94)	898,320	1.03	5.20	33
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	5.93	8.11	1,054,712	1.04[d]	5.12	47
November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	5.78	10.18	309,295	1.07[e]	5.48[e]	42
November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	5.56	(3.89)	319,716	1.04	5.48	29
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	6.11	3.79	529,990	1.03	5.34	43
Class B
May 31, 2019 **	$5.43	.12	.12	.24	(.12)	(.12)	$5.55	4.51*	$12,148	.88 *	2.25*	17*
November 30, 2018	5.77	.25	(.35)	(.10)	(.24)	(.24)	5.43	(1.74)	14,151	1.78	4.46	33
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	5.77	7.30	21,868	1.79[d]	4.41	47
November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	5.63	9.24	14,950	1.82[e]	4.72[e]	42
November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	5.43	(4.67)	14,147	1.79	4.75	29
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	5.98	3.23	16,893	1.78	4.59	43
Class C
May 31, 2019 **	$5.41	.12	.12	.24	(.12)	(.12)	$5.53	4.53*	$29,851	.88 *	2.25*	17*
November 30, 2018	5.74	.25	(.33)	(.08)	(.25)	(.25)	5.41	(1.55)	37,341	1.78	4.46	33
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	5.74	7.18	56,274	1.79[d]	4.37	47
November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	5.61	9.32	21,879	1.82[e]	4.67[e]	42
November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	5.41	(4.70)	17,292	1.79	4.75	29
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	5.96	3.24	25,229	1.78	4.59	43
Class M
May 31, 2019 **	$5.56	.14	.13	.27	(.14)	(.14)	$5.69	4.86*	$77,760	.64*	2.49*	17*
November 30, 2018	5.91	.29	(.36)	(.07)	(.28)	(.28)	5.56	(1.32)	79,376	1.28	4.96	33
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	5.91	7.90	89,239	1.29[d]	4.94	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	5.76	9.98	77,471	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	5.54	(4.26)	81,256	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	6.10	3.59	112,526	1.28	5.10	43
Class R
May 31, 2019 **	$5.56	.14	.13	.27	(.14)	(.14)	$5.69	4.87*	$24,955	.64*	2.50 *	17*
November 30, 2018	5.90	.29	(.35)	(.06)	(.28)	(.28)	5.56	(1.15)	27,080	1.28	4.95	33
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	5.90	7.74	28,817	1.29[d]	4.93	47
November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	5.76	9.98	24,378	1.32[e]	5.23[e]	42
November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	5.54	(4.26)	24,431	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	6.10	3.59	28,807	1.28	5.08	43
Class R6
May 31, 2019 **	$5.88	.17	.13	.30	(.16)	(.16)	$6.02	5.08*	$14,474	.33*	2.79*	17*
November 30, 2018 †	6.07	.18	(.21)	(.03)	(.16)	(.16)	5.88	(.60)*	13,611	.35*	2.95*	33

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 High Yield Fund	High Yield Fund 47

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class Y
May 31, 2019 **	$5.88	.16	.14	.30	(.15)	(.15)	$6.03	5.15*	$293,418	.39*	2.72*	17*
November 30, 2018	6.22	.33	(.37)	(.04)	(.30)	(.30)	5.88	(.71)	247,593.78		5.46	33
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	6.22	8.28	355,378	.79[d]	5.37	47
November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	6.05	10.50	96,811	.82[e]	5.71[e]	42
November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	5.80	(3.86)	102,149.79		5.74	29
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	6.37	4.16	192,542.78		5.61	43

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

48 High Yield Fund	High Yield Fund 49

Notes to financial statements 5/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through May 31, 2019.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

50 High Yield Fund

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital

High Yield Fund 51

or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

52 High Yield Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $114,226 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,327 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $996 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

High Yield Fund 53

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$410,442	$84,320,425	$84,730,867

The aggregate identified cost on a tax basis is $1,330,401,326, resulting in gross unrealized appreciation and depreciation of $23,250,839 and $41,958,617, respectively, or net unrealized depreciation of $18,707,778.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution

54 High Yield Fund

plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $2,323 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$710,033	Class R	20,687
Class B	10,565	Class R6	3,520
Class C	28,216	Class Y	233,629
Class M	62,883	Total	$1,069,533

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,040 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $992, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

High Yield Fund 55

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,110,370
Class B	1.00%	1.00%	65,996
Class C	1.00%	1.00%	176,241
Class M	1.00%	0.50%	196,552
Class R	1.00%	0.50%	64,705
Total			$1,613,864

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,196 and $537 from the sale of class A and class M shares, respectively, and received $3,034 and $634 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $186 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$204,712,892	$249,156,752
U.S. government securities (Long-term)	—	—
Total	$204,712,892	$249,156,752

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	15,614,582	$88,410,384	24,438,695	$142,204,677
Shares issued in connection with
reinvestment of distributions	3,544,139	20,098,904	7,468,327	43,287,531
	19,158,721	108,509,288	31,907,022	185,492,208
Shares repurchased	(28,287,698)	(160,224,762)	(49,076,418)	(284,879,424)
Net decrease	(9,128,977)	$(51,715,474)	(17,169,396)	$(99,387,216)

56 High Yield Fund

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	30,954	$169,578	103,678	$586,805
Shares issued in connection with
reinvestment of distributions	49,809	274,516	119,887	676,937
	80,763	444,094	223,565	1,263,742
Shares repurchased	(497,622)	(2,750,059)	(1,408,785)	(7,967,862)
Net decrease	(416,859)	$(2,305,965)	(1,185,220)	$(6,704,120)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,439,390	$7,882,402	4,195,458	$23,761,308
Shares issued in connection with
reinvestment of distributions	129,902	712,532	327,222	1,840,071
	1,569,292	8,594,934	4,522,680	25,601,379
Shares repurchased	(3,073,810)	(16,739,415)	(7,411,978)	(41,829,938)
Net decrease	(1,504,518)	$(8,144,481)	(2,889,298)	$(16,228,559)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	307,243	$1,732,887	1,125,879	$6,584,512
Shares issued in connection with
reinvestment of distributions	73,681	416,259	161,193	930,685
	380,924	2,149,146	1,287,072	7,515,197
Shares repurchased	(978,515)	(5,459,800)	(2,130,652)	(12,301,325)
Net decrease	(597,591)	$(3,310,654)	(843,580)	$(4,786,128)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	485,296	$2,737,892	1,581,577	$9,161,957
Shares issued in connection with
reinvestment of distributions	110,850	625,274	228,808	1,319,595
	596,146	3,363,166	1,810,385	10,481,552
Shares repurchased	(1,076,658)	(6,044,634)	(1,822,575)	(10,557,003)
Net increase (decrease)	(480,512)	$(2,681,468)	(12,190)	$(75,451)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 5/31/19		TO 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	149,190	$893,232	2,494,737	$15,216,416
Shares issued in connection with
reinvestment of distributions	61,406	366,853	56,836	342,540
	210,596	1,260,085	2,551,573	15,558,956
Shares repurchased	(121,287)	(725,446)	(237,105)	(1,437,205)
Net increase	89,309	$534,639	2,314,468	$14,121,751

High Yield Fund 57

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	13,923,766	$82,017,250	14,810,502	$91,060,209
Shares issued in connection with
reinvestment of distributions	1,202,436	7,196,699	2,311,198	14,099,484
	15,126,202	89,213,949	17,121,700	105,159,693
Shares repurchased	(8,524,552)	(51,045,322)	(32,145,778)	(196,441,649)
Net increase (decrease)	6,601,650	$38,168,627	(15,024,078)	$(91,281,956)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/3018	cost	proceeds	income	of 5/31/19
Short-term investments
Putnam Short Term
Investment Fund*	$61,895,331	$202,172,707	$179,527,406	$1,117,256	$84,540,632
Total Short-term
investments	$61,895,331	$202,172,707	$179,527,406	$1,117,256	$84,540,632

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$27,300,000
Centrally cleared credit default contracts (notional)	$27,800,000
Warrants (number of warrants)	12,000

58 High Yield Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$679,872*	Payables	$—
Foreign exchange
contracts	Receivables	270,942	Payables	9,327
Equity contracts	Investments	53,850	Payables	—
Total		$1,004,664		$9,327

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$818,796	$818,796
Foreign exchange
contracts	—	248,933	—	248,933
Equity contracts	538	—	—	538
Total	$538	$248,933	$818,796	$1,068,267

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$(72,641)	$(72,641)
Foreign exchange
contracts	—	(86,301)	—	(86,301)
Equity contracts	(28,062)	—	—	(28,062)
Total	$(28,062)	$(86,301)	$(72,641)	$(187,004)

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

High Yield Fund 59

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Goldman Sachs Bank USA	Goldman Sachs International	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
credit default	$—	$—	$—	$—	$—	$—	$—
contracts§
Forward currency	144,528	—	—	126,186	—	228	270,942
contracts #
Total Assets	$144,528	$—	$—	$126,186	$—	$228	$270,942
Liabilities:
Centrally cleared
credit default	—	87,535	—	—	—	—	87,535
contracts§
Forward currency	—	—	—	—	9,327	—	9,327
contracts #
Total Liabilities	$—	$87,535	$—	$—	$9,327	$—	$96,862
Total Financial
and Derivative	$144,528	$(87,535)	$—	$126,186	$(9,327)	$228	$174,080
Net Assets
Total collateral
received	$138,659	$—	$—	$114,226	$(996)	$—
(pledged)†##
Net amount	$5,869	$(87,535)	$—	$11,960	$(8,331)	$228
Controlled collateral
received (including	$138,659	$—	$—	$—	$—	$—	$138,659
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$114,226	$—	$—	$114,226
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$(996)	$—	$(996)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $736,797.

60 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA032 317070 7/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019